EQUITY	12 Months Ended
Dec. 31, 2019
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY
Equity
Share capital
As at 31 December 2019, the Company has issued and fully paid 456,399,877 Shares. Shares in issue have one voting right each and no restrictions related to dividends or return of capital.

	Number of Shares	Share capital
	millions	€ million
As at 1 January 2017	483	5
Issuances of Shares	2	—
As at 31 December 2017	485	5
Issuance of Shares	3	—
Cancellation of Shares	(13)	—
As at 31 December 2018	475	5
Issuance of Shares	2	—
Cancellation of Shares	(21)	—
As at 31 December 2019	456	5

The share capital increased in 2019, 2018 and 2017 from the issue of 2,092,404, 2,763,238 and 1,510,032 Shares, respectively, following the exercise of share-based payment awards.
In connection with the share buyback programme that commenced in 2018, 20,612,593 and 12,429,600 Shares were cancelled in 2019 and 2018, respectively.
Share premium
The share premium account increased by cash received for the exercise of options by €26 million for 2019, €25 million for 2018 and €13 million for 2017.
Merger reserves
The consideration transferred to acquire CCIP and CCEG qualified for merger relief under the Companies Act. As such, the excess consideration transferred over nominal value was required to be excluded from the share premium account and recorded to merger reserves.
Share buyback programme
On 12 September 2018, the Company announced a share buyback programme of up to €1.5 billion. The maximum number of Shares authorised for repurchase at the Company’s 2018 Annual General Meeting was 48,507,819. The Company entered into agreements to purchase its own Shares as part of this share buyback programme.
For the year ended 31 December 2019, 20,612,593 Shares were repurchased by the Company and cancelled. The total cost of the repurchased Shares of €1,005 million, including €5 million of directly attributable tax costs, was deducted from retained earnings. As a result of the cancellation, €0.2 million was transferred from share capital to a capital redemption reserve (disclosed within other reserves), representing the nominal value of the Shares cancelled.
Other reserves
The following table summarises the balances in other reserves (net of tax) as at the dates presented:

	31 December 2019	31 December 2018	31 December 2017
	€ million	€ million	€ million
Cash flow hedge reserve	(17)	(26)	(12)
Net investment hedge reserve	197	197	197
Foreign currency translation adjustment reserve	(629)	(723)	(688)
Total other reserves	(449)	(552)	(503)

Movements, including the tax effects, in these accounts through 31 December 2019 are included in the consolidated statement of comprehensive income.
Dividends
Dividends are recorded within the Group’s consolidated financial statements in the period in which they are paid.

	31 December 2019	31 December 2018	31 December 2017
	€ million	€ million	€ million
First half 2019 dividend: €0.62 per Share(A)	290	252	286
Second half 2019 dividend: €0.62 per Share(B)	284	261	203
Total dividend on ordinary shares paid	574	513	489

(A)
Dividends of €0.26 and  €0.17 per Share were declared in the first quarter of 2018 and 2017, respectively. Dividends of €0.26 and €0.21 per Share were declared in the second quarter of 2018 and 2017, respectively. The dividend within the second quarter of 2017 was made up of two payments.

(B)
Dividends of €0.26 and €0.21 per Share were declared in the third quarter of 2018 and 2017, respectively. Dividends of €0.28 and €0.21 per Share were declared in the fourth quarter of 2018 and 2017, respectively.

In 2019, there was no additional accrual in relation to dividends for restricted stock units and performance share units. Additionally, €2 million was accrued in both 2018 and 2017.